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                                                                   EXHIBIT 10.10

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                                 NON-QUALIFIED
                             STOCK OPTION AGREEMENT

                                    between

                            SPLITROCK SERVICES, INC.

                                      and

                                  CLARK MCLEOD


















               Splitrock Services, Inc. 1997 Incentive Share Plan
                          Date of Grant: May 28, 1998

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                                 NON-QUALIFIED
                             STOCK OPTION AGREEMENT

    This Non-Qualified Stock Option Agreement (this "Agreement") is made and entered into on May 28th, 1998 (the "Date of Grant"), between Splitrock Services, Inc., a Delaware corporation (the "Company"), and the undersigned optionee (the "Optionee").

                                   WITNESSETH

    WHEREAS, the Company has heretofore adopted the Splitrock Services, Inc. 1997 Incentive Share Plan (the "Plan"); and

    WHEREAS, the Company desires to grant non-qualified stock options (the "Option") to the Optionee pursuant to the Plan.

    NOW, THEREFORE, the parties hereto agree that this Option is granted under and governed by (i) the "Terms and Conditions of Non-Qualified Stock Option," attached hereto and (ii) the terms and conditions of the Plan.

    Subject to the foregoing, the Company hereby grants to the Optionee the right and option to purchase from the Company up to 1,000,000 shares (the "Shares") of the Company's common stock (subject to adjustment pursuant to the terms and conditions of the Plan) at an exercise price of $1.10 per share (the "Option Price") (subject to adjustment pursuant to the terms and conditions of the Plan).

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                       SPLITROCK SERVICES, INC.


                                       By: /s/ WILLIAM R. WILSON
                                           -------------------------------------
                                           William R. Wilson
                                           President and Chief Executive Officer


                                       OPTIONEE


                                       Signature: /s/ CLARK MCLEOD
                                                  ------------------------------
                                                  Clark McLeod


                                       Optionee's Designated Beneficiary:

                                       /s/ MARY E. MCLEOD
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